1 November 10, 2021 Q3 2021 Earnings Presentation

Safe Harbor This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is strictly confidential and is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders. 2

Better Choice Overview 3 * Includes subscription purchases made by end customers on our partner websites. Company Overview: • Dynamic and forward-thinking pet food company targeting the premium pet food market • Flexible omni-channel go to market strategy with four differentiated sales channels • Exciting three-year product pipeline with game changing innovation • World class and diversified team with significant success in the pet food industry • Uplisted to NYSE American on July 1, 2021 concurrent with $40m of common equity raise to drive growth $50M+ 2020 Actual Gross Sales $100M 2023 Target Gross Sales 1,500+ Pet Specialty Stores Launching Halo Elevate in 2022 43% International Quarter-over-Quarter Growth 35% E-Commerce Quarter-over- Quarter Growth ~50% Of online sales made via recurring subscriptions*

Better Choice's Brand Portfolio

BETTER CHOICE COMPANY

Halo holistic | Halo elevate | TRUDOG

	Current Halo Brand	2022 Pet Specialty Launch	Brand Consolidation Opportunity
Pet Parent Target	Female Millennials With High Willingness to Pay		
Core Benefit	Holistic, Benefit-Based Solutions (Digestion, Vegan, etc.)	Best In-Class Nutrition with Transparent Recipes	Real Animal Protein Your Dog Needs and Craves
Channels	Ecommerce, International, DTC	Pet Specialty, International, DTC	Ecommerce, International, DTC
Companion Animal Type	Dog & Cat	Dog & Cat	Dog Only
Products	Dry Kibble, Canned Wet, Treats	Dry Kibble, Canned Wet, Treats	Freeze-Dried Food, Toppers & Treats; Dental Chews and Supplements
SKUs	Dry Dog: 12 Wet Dog: 23 Vegan Dog: 8 Treats (Dog): 6 Dry Cat: 24 Wet Cat: 25 Treats (Cat): 2	Dry Kibble (Dog & Cat): 31 Canned Wet (Dog & Cat): 10	Freeze Dried Food: 7 Freeze Dried Toppers: 7 Freeze Dried Treats & Supplements: 31

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Better Choice Investment Highlights 5 Note: Premium and super premium segments defined as being sold with a retail price greater than $0.20 per ounce. Executive Team Purpose Built for Success in the Pet Industry Recurring Revenue Represents Majority of Online Sales Rapidly Growing International Presence Asset Light Model with Established Long Term High Quality Co-Manufacturing Partners Portfolio of Established Premium and Super-Premium Pet Brands With a History of Success Exposure to Fastest Growing Sub-Sectors of Premium Pet

Seasoned Management Team & Board

BETTER CHOICE COMPANY

Management Team

Scott Lerner *CEO*
20+ YEARS CONSUMER PRODUCTS EXPERIENCE

Sharla Cook *CFO*
18+ YEARS FINANCE & ACCOUNTING EXPERIENCE

Donald Young *EVP Sales*
29 YEARS PET INDUSTRY EXPERIENCE

Ryan Wilson *VP Marketing*
5+ YEARS PET INDUSTRY EXPERIENCE

Rob Sauermann *EVP Strategy*
$100M GROWTH CAPITAL DEPLOYED

Alex Vournas *VP Supply Chain & Logistics*
5+ YEARS PET INDUSTRY EXPERIENCE

Jenny Condon *EVP Digital Sales*
ECOMM EXPERT WITH 15+ YEARS EXPERIENCE

Board of Directors

Mike Young
YEAR JOINED BOD: 2019

Lionel Conacher
YEAR JOINED BOD: 2021

Arlene Dickinson
YEAR JOINED BOD: 2021

Gil Fronzaglia
YEAR JOINED BOD: 2021

John Word III
YEAR JOINED BOD: 2020

Management and key insiders own 27% of Better Choice as of September 30, 2021

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A World-Class Foundation Built For Growth 7 Infrastructure A wide scope of systems ensures scalable success • World class ERP system • Shopify (third party ecommerce platform) • IT expertise and work from anywhere support • Integrated SEC reporting Suppliers • All dry kibble and freeze-dried food and treats are made in the USA • Best-in-class certifications ensure product quality and drive performance Team • 44 FTEs with hubs in Chicago, Nashville and Tampa • Win-from-anywhere culture driving productivity • Equity incentive plans in place to attract top tier talent Partners • We team with key customers and international distributors to drive successful new product launches • Marketing relationships include Humanaut and Little Big Brands

A True Omni-Channel Approach 8 We Believe Our Differentiated Omni-Channel Strategy Is A Key To Success: 1. Eliminates Channel Conflict 2. Increases Operating Leverage 3. Accelerates Topline Growth A laser focused, channel-specific approach to growth that is driven by new product innovation International Ecommerce $100M Gross Sales Target by 2023 Brick & Mortar Direct-to- Consumer • 43% QoQ growth in Asia • $100M contracted minimum sales in Asia over the next five years • Long term partnerships with Chewy and Amazon • ~50% of revenue is subscription based • Exciting growth strategy in pet specialty channel • Drives recommendation and brand trial • Building a dynamic platform for future innovation • Consolidation of TruDog underneath the Halo Umbrella

9 Halo is the brand for a new generation of pet parents

Illustrative Path to $100M Gross Sales by Channel 10 Potential M&A % 2020 Net Sales 2020 Net Sales Illustrative Growth Opportunities E-Commerce Organic Growth34% DTC Organic Growth25% International Contracted Volumes20% Brick & Mortar Pet Specialty Expansion21%

Pet Specialty Channel Key to Customer Acquisition

BETTER CHOICE COMPANY

- A significant number of “success stories” in branded pet have built loyalty in the neighborhood pet and pet specialty channels, including Blue Buffalo, WellPet, Nutro and Merrick, prior to significant strategic exits

Mars Pet Care Acquires Nutro (2007)

- Donald Young (EVP of Better Choice Sales) joined Nutro in the early 1990’s, becoming Senior Group Vice President in 2004
- Several Better Choice sales team members worked with Donald at Nutro and later Merrick
- Better Choice recently onboarded two brand managers from Mars Petcare

Nestle Purina Acquires Merrick (2015)

- Donald Young (EVP of Better Choice Sales) joined Merrick in 2011 to lead sales team
- Several Better Choice sales team members worked with Donald at Merrick
- Two leadership team members, Ryan Wilson and Jenny Condon, joined Better Choice from Nestle

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Pet Specialty 2022 Launch Partners are Secured 12 • Specifically built for millennial pet parents • Designed by in-house formulation experts & veterinarians • Product gross margin targets exceed current Better Choice gross margin • 3rd Largest Pet Specialty Retailer • 560+ US Locations • 2nd Largest Pet Specialty Retailer • 1,500+ NA Locations 1,500 Larger Pet Specialty Stores 500 – 1,000 Independent Pet Stores

Halo Elevate Production Runs are Happening Now 13 Innovation pipeline centered on Halo Elevate, a highly nutritious food that takes the uncertainty and complexity out of what you are feeding your dog and provides recipe transparency you can see and trust. Future Innovation Halo Holistic 2022 Refresh Halo Elevate (Dry & Wet) 2022 Launch Three Year Innovation Pipeline Elevate Freeze Dried Treats Expansion New “Kibble” Technology Vegan Expansion Sustainability & Regenerative International Offerings

14 International Growth Driven by Asian Demand International Growth is Centered Around Strong Asian Demand • Chinese pet market estimated to be ~$7 billion by 2022, with premium dry dog and cat food markets growing at 20% and 28% CAGRs1 • $10.8m in YTD 2021 net sales represents 46% increase, with significant future growth supported by contracted minimum volumes • Halo’s target consumer in Asia is very similar to target consumer in US (for example 50%+ of Halo’s Chinese customers were born after 1990) 0 20 40 60 80 100 2015 2016 2017 2018 2019 2020E 0% 5% 10% 15% 20% 25% Pet Ownership in China is Growing1 # China Households (Cats) # China Households (Dogs) % China Households (Cats) % China Households (Dogs) (Millions of Households) 85 (% Households) 67% U.S. Pet Ownership (2020) 1) From 2015 to 2025; Euromonitor, American Pet Products Association. $100M of contracted minimum sales with Asian distribution partners in 2021-2025 Winner of the “2020 Best Selling Brand of the Year Award” (China Pet Fair)

Strategic Acquisition Update

BETTER CHOICE COMPANY

In-House M&A Capabilities Stand Out Relative To Other Brand Platforms

- Potential brands must meet stringent investment criteria (valuation, channel mix, supply chain, customer profile, etc.)
- Ability to source proprietary / non-auction transactions as an operating brand
- Preference for asset light models that avoid channel confliction / competition
- Better Choice can use stock, cash and debt to optimize cost of capital

	TruDog Acquisition (Closed May 2019)	Halo Acquisition (Closed December 2019)
Investment Criteria / Transaction Rationale	Direct-to-Consumer Platform in High Growth Sub-Category (Super Premium Freeze-Dried)	Complementary Pet Specialty Platform With Subscription Sales + Growing International Footprint
Sourcing Capabilities	Preempted Capital Raise / Non-Auction Consideration	Structured Transaction via Shared Banking Partner Relationship
Asset Light Structure	Outsourced Manufacturing (Carnivore, etc.)	Outsourced Manufacturing (Alphia, Simmons, Bright Pet, etc.)
Transaction Consideration	**Transaction Consideration (100% Stock)** Cash Consideration: $0 Common Shares: 15,027,533	**Transaction Consideration (54% Cash, 46% Equity / Converts)** Cash Consideration: $20.5M Convertible Seller Notes: $15.0M Common Shares: 2,134,390

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Q3 2021 Financial Snapshot 16 2020 Annual Results 3Q 2021 Net Sales1 ($ in millions) 3Q 2021 Gross Profit & Margin1 ($ in millions) 1. For three months ended September 30 3Q 2021 Commentary $16.1M Gross Profit $42.6M Net Sales ($1.9)M Adj. EBITDA Domestic & International Sales • Strong E-Commerce net sales in Q3 2021, representing 35% QoQ growth • International channel successfully delivering contracted volumes • $10.8m of Net Sales in YTD 2021 represents 46% YoY Growth • Secured between 4ft – 8ft of space in 1,500 Pet Specialty locations for Halo Elevate Launch in 2022 – anchored by PSP & Petco Operations and Gross Margin • YTD Q3 2021 gross margin of 36% slightly below YTD Q3 2020 gross margin of 38%, driven by dry kibble price increases • Industry wide increases to commodity costs and freight as a result of COVID-19 have negatively impacted gross margin • Canned wet food capacity constraints have had $2.5m - $3.0m OOS impact 37.8% Gross Margin $4.5 $4.4 40% 34% Q3 2020 Q3 2021 YTD Q3 ‘20 GM: 38% +19% QoQ Growth $11.1 $13.2 Q3 2020 Q3 2021 YTD Q3 ‘21 GM: 36%

Q3 2021 Income Statement 17

Q3 2021 Adjusted EBITDA Reconciliation 18

Capital Raise Has Enabled Growth Closing of $40m Underwritten Public Offering on July 1, 2021 • Listing of BTTR on NYSE American • $40m Primary Proceeds raised at $5.00 / share (~3x 2020 Net Sales) • Automatic Conversion of ~$23m of Convertible Debt into Common Shares • 29.2m common shares outstanding after accounting for the following: • Conversion of Series F Preferred • Conversion of Convertible Notes • Reverse Share Split of 1 : 6 • Repurchase of $1.3m of common stock 19

Thank You!